                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07857

             Oppenheimer Commodity Strategy Total Return Fund (RAF)
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 09/30/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

                                                                       SHARES          VALUE
                                                                    ------------   --------------
WHOLLY-OWNED SUBSIDIARY--24.3%
RAF Fund Ltd.(1, 2) (Cost $474,280,539)                                4,000,000     $296,423,478

                                                                      PRINCIPAL
                                                                       AMOUNT
                                                                    ------------
ASSET-BACKED SECURITIES--0.0%
NC Finance Trust, CMO Pass-Through Certificates, Series
1999-I, Cl. ECFD, 2.55%, 1/25/29(3, 4) (Cost $400,304)              $    405,715           60,857
                                                                                   --------------
MORTGAGE-BACKED OBLIGATIONS--0.0%
Federal Home Loan Mortgage Corp., 8%, 4/1/16                              50,388           54,658
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17                30,222           32,852
                                                                                   --------------
Total Mortgage-Backed Obligations (Cost $80,610)                                           87,510
                                                                                   --------------
U.S. GOVERNMENT OBLIGATIONS--5.2%
U.S. Treasury Bills:
0.035%, 11/19/09                                                      20,000,000       19,991,424
0.10%, 10/15/09                                                        5,000,000        4,999,699
U.S. Treasury Nts.:
0.875%, 12/31/10-1/31/11                                              23,017,000       23,123,461
1.50%, 10/31/10                                                       10,000,000       10,115,630
1.75%, 3/31/10                                                         5,000,000        5,039,260
                                                                                   --------------
Total U.S. Government Obligations (Cost $63,064,340)                                   63,269,474
                                                                                   --------------
CORPORATE BONDS AND NOTES--0.0%
Bank United, 8% Unsec. Sub. Nts., Series A, 3/15/09 (3, 5)
(Cost $6,928,492)                                                      6,938,000           26,018
                                                                                   --------------
HYBRID INSTRUMENTS--20.6%
COMMODITY-LINKED SECURITIES--20.6%
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked Nts.,
2.033%, 2/26/10(6)                                                    26,000,000       52,221,650
Goldman Sachs Commodity Index Total Return Linked Nts.,
2.039%, 3/2/10(6)                                                     19,000,000       35,501,861
Eksportfinans ASA:
Goldman Sachs Commodity Index Excess Return Linked Nts.,
0.098%, 3/2/10(4, 6)                                                  32,000,000       60,160,928
Goldman Sachs Commodity Index Excess Return Linked Nts.,
0.344%, 4/27/10(4, 6)                                                 10,000,000       15,858,870
Societe General Commodities Products LLC, S&P Goldman
Sachs Commodity Index Total Return Linked Nts., 0.246%,
1/25/11(3, 4, 6)                                                      15,000,000       14,814,735
Svensk Eksport:
Goldman Sachs Commodity Index Excess Return Linked Nts.,
0.155%, 3/10/10(4, 6)                                                 33,000,000       54,916,917
Goldman Sachs Commodity Index Excess Return Linked Nts.,
0.078%, 5/12/10(4, 6)                                                  5,500,000       17,188,050
                                                                                   --------------


Total Hybrid Instruments (Cost $140,500,000)                                          250,663,011
                                                                                   --------------
SHORT-TERM NOTES--4.9%
Federal Home Loan Bank:
0.14%, 12/9/09                                                        20,000,000       19,999,040


              1 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

                                                                      PRINCIPAL
                                                                       AMOUNT          VALUE
                                                                    ------------   --------------
SHORT-TERM NOTES CONTINUED
0.17%, 11/25/09(7)                                                  $ 10,000,000   $    9,997,403
0.20%, 10/23/09(7)                                                    20,000,000       19,995,844
0.33%, 12/21/09(7)                                                    10,000,000        9,999,440
                                                                                   --------------
Total Short-Term Notes (Cost $59,980,455)                                              59,991,727
                                                                                   --------------

                                                                      SHARES
                                                                    ------------
INVESTMENT COMPANIES--45.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares,
0.00% (8, 9)                                                               4,301            4,301
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27% (1, 8)     550,289,769      550,289,769
                                                                                   --------------
Total Investment Companies (Cost $550,294,070)                                        550,294,070
                                                                                   --------------
Total Investments, at Value (excluding Investments Purchased with
Cash Collateral from Securities Loaned) (Cost $1,295,528,810)                       1,220,816,145
                                                                                   --------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
LOANED--3.1%(10)
OFI Liquid Assets Fund, LLC, 0.44%(1, 8) (Cost $37,738,200)           37,738,200       37,738,200
TOTAL INVESTMENTS, AT VALUE (COST $1,333,267,010)                          103.3%   1,258,554,345
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (3.3)     (40,117,771)
                                                                    ------------   --------------
NET ASSETS                                                                 100.0%  $1,218,436,574
                                                                    ============   ==============

Footnotes to Statement of Investments

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES            GROSS            GROSS             SHARES
                                         DECEMBER 31, 2008     ADDITIONS       REDUCTIONS     SEPTEMBER 30, 2009
                                         -----------------   -------------   --------------   ------------------
OFI Liquid Assets Fund, LLC                          --        135,713,400       97,975,200        37,738,200
Oppenheimer Institutional Money Market
Fund, Cl. E                                 263,304,599      2,056,320,105    1,769,334,935       550,289,769
RAF Fund Ltd.(b)                              4,000,000         36,000,000       36,000,000         4,000,000

                                                                                  VALUE             INCOME
                                                                             --------------   ------------------
OFI Liquid Assets Fund, LLC                                                  $   37,738,200      $    140,173(a)
Oppenheimer Institutional Money Market
Fund, Cl. E                                                                     550,289,769         1,810,364
RAF Fund Ltd.(b)                                                                296,423,478                --
                                                                             --------------      ------------
                                                                             $  884,451,447      $  1,950,537
                                                                             ==============      ============

      (a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

      (b.) Investment in a wholly-owned subsidiary. See accompanying Notes.

(2.)  Non-income producing security.

(3.) Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $14,901,610, which represents 1.22% of the Fund's net assets. See accompanying Notes.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.)  Issue is in default. See accompanying Notes.

(6.) Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.


              2 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

(7.)  Partial or fully-loaned security.

(8.)  Rate shown is the 7-day yield as of September 30, 2009.

(9.)  Interest rate is less than 0.0005%.

(10.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

                                                                              LEVEL 3--
                                        LEVEL 1--            LEVEL 2--       SIGNIFICANT
                                    UNADJUSTED QUOTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                         PRICES         OBSERVABLE INPUTS      INPUTS           VALUE
                                    -----------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Wholly-Owned Subsidiary                $         --        $296,423,478         $--        $  296,423,478
Asset-Backed Securities                          --              60,857          --                60,857
Mortgage-Backed Obligations                      --              87,510          --                87,510
U.S. Government Obligations                      --          63,269,474          --            63,269,474
Corporate Bonds and Notes                        --              26,018          --                26,018
Hybrid Instruments                               --         250,663,011          --           250,663,011
Short-Term Notes                                 --          59,991,727          --            59,991,727
Investment Companies                    550,294,070                  --          --           550,294,070
Investments Purchased with Cash
Collateral from Securities Loaned        37,738,200                  --          --            37,738,200
                                       ------------        ------------         ---        --------------
Total Assets                           $588,032,270        $670,522,075         $--        $1,258,554,345
                                       ------------        ------------         ---        --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser and the Manager.


              3 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.


              4 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost                                $6,928,492
Market Value                        $   26,018
Market Value as a % of Net Assets        0.002%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:


              5 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS


              6 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

As of September 30, 2009, the Fund had no outstanding futures contracts.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.


              7 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of September 30, 2009, the Fund had no such credit default swaps outstanding.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of September 30, 2009, the Fund had no such total return swap agreements outstanding.

ILLIQUID SECURITIES

As of September 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not


              8 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of September 30, 2009, the Fund had on loan securities valued at $36,998,200. Collateral of $37,738,200 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $1,333,267,010
                                 ==============
Gross unrealized appreciation    $  110,571,582
Gross unrealized depreciation      (185,284,247)
                                 --------------
Net unrealized depreciation      $  (74,712,665)
                                 ==============


              9 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

                                                           PRINCIPAL
RAF FUND LTD. (WHOLLY-OWNED SUBSIDIARY)                      AMOUNT        VALUE
---------------------------------------                   -----------   ------------
ASSET-BACKED SECURITIES--0.0%
NC Finance Trust, CMO Pass-Through Certificates, Series
1999-I, Cl. ECFD, 2.55%, 1/25/29(1, 2) (Cost $76,621)     $   239,840   $     35,976
                                                                        ------------
MORTGAGE-BACKED OBLIGATIONS--0.0%
Federal Home Loan Mortgage Corp., 8%, 4/1/16                   25,847         28,037
Government National Mortgage Assn., 8.50%, 12/15/17             5,232          5,687
                                                                        ------------
Total Mortgage-Backed Obligations (Cost $32,370)                              33,724
                                                                        ------------

U.S. GOVERNMENT OBLIGATIONS--21.7%
U.S. Treasury Bills:
0.035%, 11/19/09(3)                                        10,000,000      9,995,713
0.04%, 10/1/09                                              5,000,000      5,000,000
0.06%, 2/11/10(3)                                           8,000,000      7,996,688
0.175%, 3/18/10                                             2,100,000      2,098,578
0.185%, 2/25/10                                             7,500,000      7,496,108
U.S. Treasury Nts.:
0.875%, 12/31/10                                            1,308,000      1,314,183
0.875%, 2/28/11(3)                                         10,000,000     10,042,190
1.25%, 11/30/10(3)                                         10,000,000     10,091,410
2.625%, 5/31/10(3)                                         10,000,000     10,158,210
                                                                        ------------
Total U.S. Government Obligations (Cost $64,069,906)                      64,193,080
                                                                        ------------
SHORT-TERM NOTES--16.7%
Federal Home Loan Bank:
0.13%, 1/12/06                                              5,215,000      5,212,928
0.14%, 12/9/09                                              8,000,000      7,999,616
0.15%, 12/16/09                                             4,500,000      4,499,762
0.15%, 10/9/09                                              2,500,000      2,499,889
0.17%, 11/25/09(4)                                         15,000,000     14,996,104
0.20%, 10/23/09                                             2,800,000      2,799,418
0.20%, 1/21/10                                              1,300,000      1,299,697
0.28%, 1/5/10                                              10,000,000      9,998,000
                                                                        ------------
Total Short-Term Notes (Cost $49,293,093)                                 49,305,414
                                                                        ------------

                                           EXPIRATION   STRIKE
                                              DATE       PRICE   CONTRACTS
                                           ----------   ------   ---------
OPTIONS PURCHASED--0.0%
Sugar #11 Futures Put(5) (Cost $218,496)    10/15/09      $23       118       33,040

                                                             SHARES
                                                          -----------
INVESTMENT COMPANIES--53.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00%(6, 7)                                            14,850         14,850
Oppenheimer Institutional Money Market Fund, Cl. E,
0.27%(6, 8)                                               157,780,000    157,780,000
                                                                        ------------
Total Investment Companies (Cost $157,794,850)                           157,794,850
                                                                        ------------


              10 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

                                                                            VALUE
                                                                        ------------
TOTAL INVESTMENTS, AT VALUE (COST $271,485,336)                  91.6%  $271,396,084
OTHER ASSETS NET OF LIABILITIES                                   8.4     25,027,394
                                                          -----------   ------------
NET ASSETS                                                      100.0%  $296,423,478
                                                          ===========   ============

Footnotes to Statement of Investments

(1.) Illiquid security. The aggregate value of illiquid securities as of September 30, 2009 was $35,976, which represents 0.01% of the Fund's net assets. See accompanying Notes.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $31,258,790. See accompanying Notes.

(4.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(5.) Non-income producing security.

(6.) Rate shown is the 7-day yield as of September 30, 2009.

(7.) Interest rate is less than 0.0005%.

(8.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                           SHARES
                                                     DECEMBER 31,       GROSS            GROSS       SEPTEMBER 30,
                                                        2008          ADDITIONS       REDUCTIONS         2009
                                                     ------------   -------------   --------------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E        --        1,188,655,000    1,030,875,000    157,780,000

                                                                                         VALUE           INCOME
                                                                                    --------------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E                                  $  157,780,000   $     550,144

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

                                                                LEVEL 2--         LEVEL 3--
                                             LEVEL 1--            OTHER          SIGNIFICANT
                                        UNADJUSTED QUOTED      SIGNIFICANT      UNOBSERVABLE
                                             PRICES         OBSERVABLE INPUTS       INPUTS         VALUE
                                        -----------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                    $         --        $     35,976          $--       $     35,976
Mortgage-Backed Obligations                          --              33,724           --             33,724
U.S. Government Obligations                          --          64,193,080           --         64,193,080
Short-Term Notes                                     --          49,305,414           --         49,305,414
Options Purchased                                33,040                  --           --             33,040
Investment Companies                        157,794,850                  --           --        157,794,850


              11 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

                                           ------------        ------------          ---       ------------
Total Investments, at Value                 157,827,890         113,568,194           --        271,396,084
OTHER FINANCIAL INSTRUMENTS:
Futures margins                              24,038,529           1,185,875           --         25,224,404
                                           ------------        ------------          ---       ------------
Total Assets                               $181,866,419        $114,754,069          $--       $296,620,488
                                           ------------        ------------          ---       ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                            $   (860,762)       $   (334,800)         $--       $ (1,195,562)
Appreciated options written, at value            (5,286)                 --           --             (5,286)
                                           ------------        ------------          ---       ------------
Total Liabilities                          $   (866,048)       $   (334,800)         $--       $ (1,200,848)
                                           ------------        ------------          ---       ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF SEPTEMBER 30, 2009 ARE AS FOLLOWS:

                                    UNREALIZED
                                   APPRECIATION     PERCENTAGE OF
CONTRACT DESCRIPTION   BUY/SELL   (DEPRECIATION)   FUND NET ASSETS
--------------------   --------   --------------   ---------------
Agriculture                 Buy    $(3,940,145)         (1.33)%
Energy                      Buy        378,026           0.13
Industrial Metals           Buy       (47,715)          (0.02)
Industrial Metals          Sell      (184,527)          (0.06)
Livestock                   Buy      (843,828)          (0.28)
Livestock                  Sell        305,828           0.10
Precious Metals             Buy      1,969,527           0.67
Softs                       Buy      2,085,907           0.70
                                   -----------          -----
                                   $  (276,927)         (0.09)%
                                   ===========          =====

WRITTEN OPTIONS AS OF SEPTEMBER 30, 2009 ARE AS FOLLOWS:

                           NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS              UNREALIZED
DESCRIPTION         TYPE   CONTRACTS     PRICE       DATE      RECEIVED    VALUE    APPRECIATION
-----------         ----   ---------   --------   ----------   --------   -------   ------------
Sugar #11 Futures    Put      118       $21.00     10/15/09     $90,759   $(5,286)     $85,473

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the


              12 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ


              13 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $33,040, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange


              14 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

     contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $27,754 as of September 30, 2009.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the


              15 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2009 / UNAUDITED

amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual commodities to decrease exposure to commodity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual commodities to increase exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities to decrease exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the year ended September 30, 2009 was as follows:

                                  CALL OPTIONS             PUT OPTIONS
                            -----------------------   ---------------------
                            NUMBER OF    AMOUNT OF    NUMBER OF   AMOUNT OF
                            CONTRACTS     PREMIUMS    CONTRACTS    PREMIUMS
                            ---------   -----------   ---------   ---------
Options outstanding as of
December 31, 2008                --     $        --         --    $      --
Options written               1,227       1,490,092      1,357      792,659
Options closed or expired      (985)     (1,016,603)    (1,197)    (668,410)
Options exercised              (242)       (473,489)       (42)     (33,490)
                              -----     -----------     ------    ---------
Options outstanding as of
September 30, 2009               --     $        --        118    $  90,759
                              =====     ===========     ======    =========

ILLIQUID SECURITIES

As of September 30, 2009, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.


               16 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund (RAF)


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer
Date: 11/10/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer
Date: 11/10/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 11/10/2009